November 2, 2009

Supplement

SUPPLEMENT DATED NOVEMBER 2, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY STRATEGIST FUND
Dated November 28, 2008

The section of the Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Options and Futures Transactions — Purchasing Call and Put Options" is hereby deleted and replaced with the following:

Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.